SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 11, 2007
Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-9200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
During 2006 and through the date of this report, First Potomac Realty Trust (“the Company”) purchased 18 real estate properties, which it previously disclosed in press releases or in its periodic reports filed with the Securities and Exchange Commission. These properties are individually insignificant for the purposes of Item 2.01 of Form 8-K, but in the aggregate, constitute a “significant amount of assets” as defined in Regulation S-X. Regulation S-X requires the presentation of unaudited proforma consolidated financial statements and audited statements of revenues and certain expenses for properties comprising a substantial majority of the individually insignificant properties when acquisitions are individually insignificant, but significant in the aggregate.
In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files unaudited proforma consolidated financial statements as of and for the year ended December 31, 2006 and the audited statements of revenues and certain expenses relating to the properties set forth below.
(a)	Financial Statements of Properties Acquired
1.	Gateway 270 (acquired on July, 27, 2006):
Report of Independent Registered Public Accounting Firm
Statement of Revenues and Certain Operating Expenses for the six-months ended June 30, 2006 (unaudited) and year ended December 31, 2005
Notes to Statements of Revenues and Certain Operating Expenses

2.	Indian Creek Court (acquired on August 28, 2006):
Report of Independent Registered Public Accounting Firm
Statement of Revenues and Certain Expenses for the six-months ended June 30, 2006 (unaudited) and year ended December 31, 2005
Notes to Statements of Revenues and Certain Expenses

3.	Owings Mills Commerce Center (acquired on November 15, 2006):
Report of Independent Registered Public Accounting Firm
Statement of Revenues and Certain Expenses for the nine-months ended September 30, 2006 (unaudited) and year ended December 31, 2005
Notes to Statements of Revenues and Certain Expenses

4.	Park Central (acquired on November 17, 2006):
Report of Independent Auditors
Statement of Revenues and Certain Expenses for the nine-months ended September 30, 2006 (unaudited) and year ended December 31, 2005
Notes to Statements of Revenues and Certain Expenses
(b)	Pro Forma Financial Information.

The unaudited consolidated pro forma balance sheet and statement of operations set forth below present the financial position and the results of operations of the Company based on the audited financial statements of the Company, the results of operations of properties acquired in 2006 from

January 1, 2006 through the date of each property acquisition, the results of operations of properties acquired in 2007 for the year ended December 31, 2006, and certain assumptions, as set forth in the notes to the unaudited pro forma financial statements, that the Company believes are reasonable under the circumstances. The results of operations of the Company’s properties acquired in 2006 from the date of each property’s acquisition through December 31, 2006 are included in the Company’s audited financial statements. The unaudited consolidated pro forma financial statements are not necessarily indicative of the results that actually would have occurred nor does it intend to indicate future operating results.
(c)	Exhibits.

Exhibit
Number	Description of Exhibit
23.1	Consent of The Schonbraun McCann Group LLP

23.2	Consent of KPMG LLP

23.3	Consent of Ernst & Young LLP

23.4	Consent of Goodman & Company, L.L.P.

First Potomac Realty Trust
Consolidated Pro Forma Balance Sheet as of December 31, 2006
(unaudited, in thousands)

	December 31, 2006		December 31, 2006
	Actual	2007 Acquisitions	Pro Forma
Assets
Rental property, net	$884,882	$47,863	$932,745
Cash and cash equivalents	41,367	(36,513)	4,854
Escrows and reserves	11,139	—	11,139
Accounts receivables	4,212	—	4,212
Accrued straight line	4,973	—	4,973
Deferred costs, net	9,006	—	9,006
Prepaid expenses	6,191	—	6,191
Intangible assets	32,797	4,070	36,867

Total assets	$994,567	$15,420	$1,009,987

Liabilities
Mortgage loans	$391,393	$—	$391,393
Senior notes	75,000	—	75,000
Exchangeable senior notes	122,234	—	122,234
Credit facility	—	15,000	15,000
Accounts payable	8,898	—	8,898
Accrued interest	2,420	—	2,420
Rents received in advance	3,196	—	3,196
Tenant security deposits	4,965	—	4,965
Deferred market rent	8,883	420	9,303

Total liabilities	616,989	15,420	632,409

Minority interests	13,992	—	13,992

Shareholders’ equity	363,586	—	363,586

Total liabilities and shareholders’ equity	$994,567	$15,420	$1,009,987

See accompanying notes to unaudited consolidated pro forma balance sheet.

NOTES TO UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
Presentation
     The accompanying unaudited consolidated pro forma balance sheet of the Company as of December 31, 2006 reflects adjustments related to the Company’s completed acquisitions of real estate properties in 2007, and associated draws on the Company’s credit facility, as if the transactions had occurred on the balance sheet date. The Company’s unaudited consolidated proforma balance sheet does not contain adjustments to reflect property acquisitions and debt and equity transactions occurring in 2006, as the effect of these transactions have been reflected in the Company’s historical financial position.
Notes and Management Assumptions
     The purchase price of the acquired properties, identified below, have been allocated among the building (on an as-if vacant basis), land, tenant improvements, customers and tenant relationships, the origination value of leases and the fair value of at, above or below market leases in accordance with SFAS No. 141, “Business Combinations.”
Acquisitions:
The pro forma balance sheet assumes all of the following occurred on December 31, 2006:
–	The acquisition of Greenbrier Circle Corporate Center and Greenbrier Technology Center I for $36.0 million, which was completed on January 9, 2007. The acquisition was funded with proceeds from the issuance of the Company’s Exchangeable Senior Notes in December 2006;

–	The acquisition of Pine Glen for $5.3 million, which was completed on February 20, 2007. The acquisition was funded with $5.0 million in borrowings under the Company’s credit facility and available cash; and

–	The acquisition of Ammendale Commerce Center for $10.2 million, which was completed on March 28, 2007. The acquisition was funded with $10.0 million in borrowings under the Company’s credit facility and available cash.
     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited consolidated pro forma balance sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the acquisitions described above occurred on December 31, 2006, nor does it purport to represent the future financial position of the Company. This unaudited pro forma consolidated balance sheet should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

First Potomac Realty Trust
Consolidated Pro Forma Statement of Operations for the Year Ended December 31, 2006
(unaudited, in thousands)

	December 31, 2006			Equity and Debt	December 31, 2006
	Actual	2007 Acquisitions	2006 Acquisitions	Transactions	Pro Forma
Revenues
Rental	$87,534	$4,918	$7,794	$—	$100,246
Tenant reimbursements and other	17,002	652	1,691	—	19,345

Total revenues	104,536	5,570	9,485	—	119,591

Operating expenses
Property operating	20,193	868	1,490	—	22,551
Real estate taxes and insurance	9,026	476	1,109	—	10,611
General and administrative	9,832	—	—	—	9,832
Depreciation and amortization	34,536	1,146	4,944	—	40,626

Total operating expenses	73,587	2,490	7,543	—	83,620

Operating income	30,949	3,080	1,942	—	35,971

Other expenses (income)
Interest expense	28,500	—	1,414	3,497	33,411
Interest and other income	(1,032)	—	—	—	(1,032)
Loss on interest rate lock agreement	671	—	—	—	671
Loss from early retirement of debt	121	—	—	—	121

Total other expenses	28,260	—	1,414	3,497	33,171

Income (loss) from continuing operations before minority interests	2,689	3,080	528	(3,497)	2,800

Minority interests	(123)	(144)	(25)	163	(129)

Income (loss) from continuing operations	$2,566	$2,936	$503	$(3,334)	$2,671

Income from continuing operations per share:
Basic	$0.12				$0.11
Diluted	$0.11				$0.11

Weighted average common shares outstanding:
Basic	21,950			1,900	23,850
Diluted	22,202			1,900	24,102
See accompanying notes to unaudited consolidated pro forma statement of operations.

NOTES TO UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
Presentation
     The accompanying unaudited consolidated pro forma statement of operations of the Company for the year ended December 31, 2006 is based on the actual consolidated statement of operations of the Company adjusted for completed acquisitions of real estate properties and other related transactions.
Notes and Management Assumptions
     All acquisitions include depreciation and amortization expense and an increase in rental revenue related to allocation of the purchase price of the properties to tenant improvements, customer and tenant relationships, the origination value of leases and the fair value of at, or above market leases in accordance with SFAS No. 141. The adjustments to minority interests from the below transactions reflect the minority unitholders, or limited partners, allocable share of the operating results.
Acquisitions:
The 2007 Acquisitions reflect the operating results for the year ended December 31, 2006 of the Company’s acquisitions in 2007 of:
•	Greenbrier Circle Corporate Center and Greenbrier Technology Center I, acquired on January 9, 2007

•	Pine Glen, acquired on February 20, 2007, and

•	Ammendale Commerce Center, acquired on March 28, 2007
     The acquisition of Greenbrier Circle Corporate Center and Greenbrier Technology Center I was funded with proceeds from the issuance of the Company’s Exchangeable Senior Notes. The acquisitions of Pine Glen and Ammendale Commerce Center were funded through draws of $5 million and $10 million, respectively, on the Company’s line of credit, and through available cash. The effect of these debt transactions is included in the column “Equity and Debt Transactions” (See below).
     The 2006 Acquisitions reflect the operating results for all of 2006 including the period subsequent to the acquisition which are included in the Company’s actual 2006 operating results and the results from January 1, 2006 through the date of acquisition of, including the effect of any assumptions of mortgage debt in connection with the acquisitions, the Company’s acquisitions in 2006 of:
•	Northridge I & II, acquired on January 19, 2006

•	River’s Bend Center, acquired on January 19, 2006

•	Crossways I, acquired on February 10, 2006

•	Sterling Park Business Center, acquired on February 27, 2006

•	1408 Stephanie Way, acquired on May 11, 2006

•	Airpark Business Center, Chesterfield Business Center and Hanover Business Center, acquired on June 26, 2006

•	Gateway 270 West, acquired on July 27, 2006

•	Davis Drive, acquired on August 1, 2006

•	Indian Creek, acquired on August 28, 2006

•	Gateway II, acquired on November 2, 2006

•	Owings Mills Commerce Center, acquired on November 15, 2006, and

•	Park Central, acquired on November 17, 2006
     The acquisition of Airpark Business Center, Chesterfield Business Center and Hanover Business Center was funded with $18.6 million in cash and the assumption of $12.8 million of mortgage debt, with a fair value of $13.4 million.

     The acquisition of Park Central was funded with $11.0 million in cash and the assumption of $10.9 million of mortgage debt, with a fair value of $11.7 million. All other acquisitions were funded through available cash and draws on the Company’s facility.
     The Equity and Debt Transactions adjustments reflect transactions involving properties included in the Company’s historical results, unsecured debt and common stock offerings:
-	The July 21, 2006 public offering of 3,450,000 common shares of beneficial interest at $27.46 per share, generating net proceeds of approximately $90.0 million;

-	The issuance of $37.5 million of 6.41% Series A senior notes and $37.5 million of 6.55% Series B senior notes, on June 22, 2006, for net proceeds of $75.0 million;

-	The repayment of an outstanding mortgage that encumbered Interstate Plaza, on October 2, 2006, for $8.3 million;

-	The issuance of $125.0 million of 4.00% Exchangeable Senior Notes, on December 11, 2006, for net proceeds of approximately $122.2 million, which were used to repay the outstanding balance on the Company’s credit facility and to purchase Greenbrier Circle Corporate Center and Greenbrier Technology Center I; and

-	Draws of $15.0 million on the Company’s credit facility in 2007 to fund property acquisitions.
     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited consolidated pro forma statement of operations is presented for illustrative purposes only and are not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2006, nor does it purport to represent the future results of operations of the Company.

INDEPENDENT AUDITORS’ REPORT
To Board of Directors and Shareholders of
First Potomac Realty Trust
We have audited the accompanying statement of revenues and certain operating expenses of the Gateway 270 (the “Property”) for the year ended December 31, 2005. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of the First Potomac Realty Trust, as described in Note 1. This presentation is not intended to be complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2005, in conformity with the accounting principles generally accepted in the United States of America.
/s/ The Schonbraun McCann Group LLP
Roseland, New Jersey
November 3, 2006

GATEWAY 270
STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES

	For the period
	January 1, 2006 through
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005
Operating Revenues
Base rents	$818,570	$1,362,037
Recoveries from tenants	239,666	372,072
Other income	21,363	39,390

	1,079,599	1,773,499

Certain Operating Expenses
Operating expenses	169,331	383,064
Real estate taxes	140,733	271,839
Management fees	116,923	216,822
General and administrative	2,250	9,445

	429,237	881,170

Revenues in Excess of Certain
Operating Expenses	$650,362	$892,329

     See accompanying notes to statements of revenues and certain operating expenses.

GATEWAY 270
NOTES TO STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005
1.	ORGANIZATION AND BASIS OF PRESENTATION

In July 2006, First Potomac Realty Trust acquired the ownership interests in Forsgate Ventures II, LLC which owned and operated a 254,625 square foot commercial rental property located in Maryland.

Presented herein are the statements of revenues and certain operating expenses related to the operations of the Property.

The accompanying statements of revenues and certain operating expenses for the year ended December 31, 2005, was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.

The statements of revenues and certain operating expenses includes the historical revenues and certain operating expenses includes the historical revenues and certain operating expenses of the Property for the year ended December 31, 2005, exclusive of interest income, mortgage interest expense, construction revenue and its related costs which were charged on a dollar for dollar basis to tenants and did not result in any profit or loss, depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property under its new ownership by First Potomac Realty Trust.

2.	SIGNIFICANT ACCOUNTING POLICIES
a.	Revenue Recognition

Revenues relating to operating leases are recognized on a straight line basis over the lease term, regardless of when payments are due. The base rent stated in the statement of revenues and certain operating expenses includes straight-line rental revenues of $226,368 for the year ended December 31, 2005 and $46,014 for the period from January 1, 2006 through June 30, 2006 (unaudited).

b.	Recoveries from Tenants

Certain operating expenses incurred in the operations of the Property are recoverable from the tenants. The recoverable amounts are based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

GATEWAY 270
NOTES TO STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005
2.	SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Use of Estimates

The preparation of the statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual events and results could differ from those assumptions and estimates.

d.	Advertising Costs

Advertising costs are expensed as incurred, $6,610 and $2,250 for 2005 and for the six months ended June 30, 2006 (unaudited), respectively, are included in property operating expenses.

e.	Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions. As of December 31, 2005 and June 30, 2006 the allowance for doubtful accounts was $2,835 and $0, respectively.
3.	OPERATING LEASES

The Property is leased to tenants under long-term operating leases with expiration dates through 2016. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of, and/or increases in, real estate taxes and certain operating costs, as defined, and the pass-through of charges for electrical usage.

GATEWAY 270
NOTES TO STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005
3.	OPERATING LEASES (continued)

Expected future minimum annual rentals to be received from tenants under non-cancelable operating leases, excluding renewal options, in effect at December 31, 2005, were as follows:

2006	$1,582,257
2007	1,688,716
2008	1,740,054
2009	1,792,226
2010	1,789,709
Thereafter	2,980,644

$11,573,606

The total expected future minimum rentals presented above do not include amounts that may be received under leases for escalations and recoveries from tenants for expenses and other charges.

For the year ended December 31, 2005, and the six months ended June 30, 2006 approximately 61% and 50% (unaudited), respectively, of the Property contractual base rents were from two tenants. The Property was 54% occupied at June 30, 2006.

4.	TRANSACTIONS WITH AFFILIATES

Management fees of 3.5% of base rents, as defined, were charged by an affiliate of the previous owners of the Property. For the year ended December 31, 2005, management fees charged by affiliate amounted to $40,114. For the period January 1, 2006 through June 30, 2006 management fees charged affiliate amounted to $27,611 (unaudited).

In addition, the Company pays an affiliate to manage the maintenance, leasing and tenant relations of the property. The fee is based upon actual costs incurred. For the year ended December 31, 2005, management fees charged by affiliate amounted to $147,823. For the period January 1, 2006 through June 30, 2006 management fees charged by affiliate amounted to $73,912 (unaudited).

GATEWAY 270
NOTES TO STATEMENT OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005
5.	INTERIM UNAUDITED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

The statement of revenues and certain operating expenses for the period January 1, 2006 through June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period have been included. The results of interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Independent Auditors’ Report
The Board of Trustees and Shareholders
First Potomac Realty Trust:
We have audited the accompanying statement of revenues and certain expenses of Indian Creek Court, as defined in note 1, for the year ended December 31, 2005. This financial statement is the responsibility of Indian Creek Court’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
As described in note 2, the accompanying statement of revenues and certain expenses excludes certain expenses that would not be comparable with those resulting from the proposed future operations of Indian Creek Court. The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of Indian Creek Court’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses (described in note 2) of Indian Creek Court for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
McLean, Virginia
February 15, 2007

INDIAN CREEK COURT
Statements of Revenues and Certain Expenses

	Period from
	January 1,	Year ended
	2006 to June	December 31,
	30,2006	2005
	(unaudited)
Revenues:
Rental	$984,246	1,916,591
Operating expense recoveries and other	203,002	424,475

	1,187,248	2,341,066

Certain expenses:
Real estate taxes	125,901	247,301
Provision for uncollectible accounts	154,829	92,546
Management fees	66,741	133,585
Repairs and maintenance	18,282	47,848
Landscaping	21,487	35,895
Utilities	9,897	29,329
Insurance	8,679	17,179
Janitorial	6,047	1,743
Security	5,191	7,550

	417,054	612,976

Revenues in excess of certain expenses	$770,194	1,728,090

See accompanying notes to statements of revenues and certain expenses.

INDIAN CREEK COURT
Notes to Statements of Revenues and Certain Expenses
Period from January 1, 2006 to June 30, 2006 (unaudited) and the
Year ended December 31, 2005
(1)	Background
On August 28, 2006, First Potomac Realty Trust (the Company) purchased a property in Beltsville, Maryland known as Indian Creek Court (the Property) from Matan Properties, Inc. The Property consists of four buildings that collectively contain 186,691 rentable square feet. At the date of acquisition, the Property was leased to seven tenants that occupied approximately 84 percent of the rentable square footage.
(2)	Summary of Significant Accounting Policies and Other Matters
(a)	Basis of Presentation

The accompanying statements of revenues and certain expenses of the Property have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property, have been excluded. Expenses excluded include mortgage interest and depreciation and amortization.

The accompanying statement of revenues and certain expenses for the six-month period ended June 30, 2006 is unaudited. In the opinion of management, the statement reflects all adjustments necessary to present fairly revenues and certain expenses of the Property for the interim period. Interim results are not necessarily indicative of full year performance.

(b)	Revenue Recognition

Revenues due under non-cancellable leases are recognized on a straight-line basis over the respective lease terms. The provision for uncollectible accounts is based on an individual tenant analysis. The uncollectible portion of tenant receivables and accrued straight-line rents is charged to operations when amounts are determined to be uncollectible.

(c)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.
(Continued)

INDIAN CREEK COURT
Notes to Statements of Revenues and Certain Expenses
Period from January 1, 2006 to June 30, 2006 (unaudited) and the
Year ended December 31, 2005
(3)	Management Fees

The Property is managed by Fitzgerald & Matan Property Management, Inc. The management agreement provides for management and asset management fees of 4% and 2%, respectively, of aggregate gross revenues (as defined) collected from the Property, but not less than $1,000 per month over the term of the agreement and leasing fees of up to 4% of aggregate annual base rents under any leases entered into, extended or renewed during the term of the agreement. Management fee expenses during the six-months ended June 30, 2006 (unaudited) and the year ended December 31, 2005 were $66,741 and $133,583 respectively. There were no leasing fees payable at June 30, 2006 (unaudited) or December 31, 2005.

(4)	Tenant Leases

As of December 31, 2005, the Property is leased to approximately ten tenants. The total minimum rents to be received from tenants under noncancelable operating leases in effect at December 31, 2005 are as follows:

2006	$2,043,546
2007	1,923,131
2008	1,563,440
2009	438,617
2010	157,044
Subsequent to 2010	134,126

Total	$6,259,904

Report of Independent Registered Public Accounting Firm
To the Partners of
BPG Investment Partnership VI, L.P.:
We have audited the accompanying statement of revenues and certain expenses of Owings Mills Commerce Center (the “Property”) for the year ended December 31, 2005. This financial statement is the responsibility of management of BPG Investment Partnership VI, L.P. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses of the Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the revenues and expenses of the Property.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2005, on the basis of accounting described in Note 2.
/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
March 26, 2007

OWINGS MILLS COMMERCE CENTER
Statements of Revenues and Certain Expenses

	Nine months
	ended	Year ended
	September 30,	December 31,
	2006	2005
	(unaudited)
Revenues:
Rental	$1,099,906	$1,416,144
Operating expense recoveries	119,759	142,281

Total revenues	1,219,665	1,558,425

Certain expenses:
Property operating	127,375	251,520
Real estate taxes and insurance	109,722	128,913

Total certain expenses	237,097	380,433

Revenues in excess of certain expenses	$982,568	$1,177,992

See accompanying notes.

OWINGS MILLS COMMERCE CENTER
Notes to Statements of Revenues and Certain Expenses
Nine Months Ended September 30, 2006 (unaudited) and
Year ended December 31, 2005
(1)	Background
On November 15, 2006, First Potomac Realty Trust (the “Company”) purchased a property in Owings Mills, Maryland known as Owings Mills Commerce Center (the “Property”) from BPG Investment Partnership VI, L.P. The Property consists of two buildings that collectively contain 132,765 rentable square feet. At the date of acquisition, the Property was leased to seven tenants that occupied approximately 83% of the rentable square footage.
(2)	Summary of Significant Accounting Policies and Other Matters
(a)	Basis of Presentation

The accompanying statements of revenues and certain expenses of the Property have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, these statements are not representative of the actual operations of the Property for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property, have been excluded. Expenses excluded include mortgage interest and related costs, depreciation and amortization, and property and asset management fees.

(b)	Unaudited Interim Financial Information

The statement of revenues and certain expenses for the nine months ended September 30, 2006 is unaudited. In the opinion of management of BPG Investment Partnership VI, L.P., the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

(c)	Revenue

Rental payments due under non-cancellable leases are recognized on a straight-line basis over the respective lease terms. Operating expense recoveries consisting of amounts due from tenants for real estate taxes, utilities, and other recoverable costs are recognized as revenue in the period in which the corresponding expenses are incurred.

Determination as to the valuation of tenant receivables and accrued straight-line rents is made using specific identification. Management records an allowance for the uncollectible portion of tenant receivables and accrued straight-line rents in the period in which such determination is made.

(d)	Capitalization

Expenditures for ordinary repairs and maintenance are expensed as incurred. Significant renovations and improvements that improve and/or extend the useful life of the Property have been capitalized.

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

(Continued)

OWINGS MILLS COMMERCE CENTER
Notes to Statements of Revenues and Certain Expenses
Nine Months Ended September 30, 2006 (unaudited) and
Year ended December 31, 2005
(3)	Tenant Leases
As of December 31, 2005, the Property was leased to seven tenants. The total minimum rents to be received from tenants under noncancelable operating leases in effect at December 31, 2005, excluding amounts that would be due under renewal options or operating expense recoveries, are as follows (in thousands):

2006	$1,401
2007	1,357
2008	1,181
2009	1,083
2010	984
Thereafter	2,192

Total	$8,196

Report of Independent Auditors
Board of Trustees
First Potomac Realty Trust
     We have audited the accompanying statement of revenues and certain expenses of Park Central (the “Property”), as defined in Note 1, for the year ended December 31, 2005. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
     As described in Note 2, the accompanying statement of revenues and certain expenses excludes certain expenses that would not be comparable with those resulting from the proposed future operations of Park Central. The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (Rule 3-14 of Regulation S-X) and is not intended to be a complete presentation of Park Central’s revenues and expenses.
     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses (described in Note 2) of Park Central for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.
/s/ Goodman and Company, L.L.P.
Norfolk, Virginia
March 28, 2007

Park Central
Statements of Revenues and Certain Expenses

	Nine Months
	Ended	Year
	September 30,	Ended
	2006	December 31,
	(Unaudited)	2005
Revenues
Rental	$1,271,892	$1,604,040
Operating expense recoveries and other	321,967	387,207

	1,593,859	1,991,247

Certain expenses
Real estate taxes	126,021	188,305
Janitorial	87,280	126,411
Repairs and maintenance	60,328	84,759
Management fees	77,127	81,650
Landscaping	35,724	44,524
Utilities	28,552	43,725
Security	41,557	43,028
Insurance	25,454	37,975
Owner association dues	9,977	8,003
Supplies	5,502	9,899
Administrative	2,339	1,387

	499,861	669,666

Revenues in excess of certain expenses	$1,093,998	$1,321,581

See accompanying notes of revenues and certain expenses.

Park Central
Footnotes to Statements of Revenues and Certain Expenses
Nine Months Ended September 30, 2006 (unaudited) and December 31, 2005
1.	Organization and Nature of Business

In November 2006, First Potomac Realty Trust (Company) purchased a property in Richmond, Virginia known as Park Central (Property). The Property consists of three buildings that collectively contain 204,280 rentable square feet. At the date of acquisition, the Property was leased to eight tenants, who occupied approximately 72 percent of the rentable square footage.

2.	Summary of Significant Accounting Policies and Other Matters

Basis of Presentation

The accompanying statement of revenues and certain expenses of the Property has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property, have been excluded. Expenses excluded consist of mortgage interest, depreciation and amortization, marketing, and professional fees.

Revenue Recognition

Revenues due under noncancelable leases are recognized on a straight-line basis over the respective lease terms. Determination as to the valuation of tenant receivables and accrued straight-line rents is made using specific identification. The uncollectible portion of accrued straight-line rents is charged to rental revenues in the period in which the determination is made.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and judgments that affect the revenues and expenses recognized during the reporting period. Actual results could differ from those estimates.

3.	Management Fees

The Property is managed by Robinson Sigma Commercial Real Estate, Inc., a related party of the seller. The management agreement provides for management and asset management fees of three and one percent, respectively, of aggregate gross revenues (as defined) collected from the Property over the term of the agreement, and leasing fees of up to four percent of aggregate annual base rents under any leases entered into, extended or renewed during the term of the agreement. Management fee expenses during the nine-months ended September 30, 2006 (unaudited) and the year ended December 31, 2005 were $77,127 and $81,650 respectively.

4.	Tenant Leases

As of December 31, 2005, the Property is leased to approximately eight tenants. The total minimum rents to be received from tenants under noncancelable operating leases in effect at December 31, 2005 are as follows:

2006	$1,659,821
2007	1,595,156
2008	1,628,206
2009	1,161,206
2010	970,928
Thereafter	788,182

$7,803,499

* * * * *

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
April 11, 2007	/s/ Barry H. Bass
Barry H. Bass
Chief Financial Officer